Exhibit 99.3

ECOARK HOLDINGS, INC.

PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements give effect to the acquisition of Sable Polymer Solutions, LLC, (“Sable”) as of March 31, 2016 by Ecoark Holdings, Inc. (“Ecoark” and the “Company”) and are based on estimates and assumptions set forth herein and in the notes to such pro forma statements.

On May 3, 2016, Ecoark, a Nevada corporation, entered into a Share Exchange Agreement (the “Exchange Agreement”) by and among Sable, Pioneer Products (an indirect subsidiary of Ecoark), and the holder of all of Sable’s membership interests whereby the Company issued 2,000,000 shares of its common stock in exchange for all of Sable’s membership interests.

The transaction is being accounted for as an acquisition of Sable. No cash was paid relating to the acquisition.

As a result of the transaction effected by the Exchange Agreement, at closing Sable became a wholly-owned subsidiary of Pioneer Products.

The following unaudited pro forma consolidated statements of operations for three months ended March 31, 2016 and the year ended December 31, 2015 of the Company and Sable gives effect to the above as if the transactions had occurred at the beginning of the period. The unaudited pro forma consolidated balance sheet at March 31 2016 assumes the effects of the above as if this transaction had occurred as of January 1, 2015.

At the time of the merger on March 24, 2016, Magnolia Solar Corporation, renamed to Ecoark Holdings, Inc. (the “ Company”), completed the transactions contemplated in an Agreement and Plan of Merger (the “Merger Agreement”) with Ecoark, Inc., and Magnolia Solar Acquisition Corporation, a wholly-owned subsidiary of the Company (the “Merger Sub”), providing for the merger of Merger Sub with and into Ecoark (the “Merger”), with Ecoark surviving the Merger as a wholly-owned subsidiary of the Company. At the time of the Merger, each two shares of Ecoark common stock were converted automatically into the right to receive one share of common stock of the Company.

ECOARK HOLDINGS, INC.

PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements are based upon, and should be read in conjunctions with the Company’s consolidated financial statements as of and for the three months ended March 31, 2016 and as of and for the year ended December 31, 2015 and the interim financial statements of Sable as of and for the three months ended March 31, 2016 and audited financial statements of Sable as of and for the year ended December 31, 2015.

The unaudited pro forma consolidated financial statements and notes thereto contain forward-looking statements that involve risks and uncertainties. Therefore, our actual results may vary materially from those discussed herein. The unaudited pro forma consolidated financial statements do not purport to be indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative our future results.

ECOARK HOLDINGS, INC. AND SUBSIDIARIES

PROFORMA CONSOLIDATED BALANCE SHEET

MARCH 31, 2016

(Dollars and number of shares in thousands, except per share)

	ECOARK	SABLE		ADJUSTMENTS			CONSOLIDATED
ASSETS

CURRENT ASSETS
Cash	$8,848	$-	B	$7,737			$16,585
Accounts receivable, net of allowance	1,421	1,303					2,724
Inventory, net of reserves	809	1,367			A	445	1,731
Prepaid expenses	156	14					170
Other current assets	-	25					25
Total current assets	11,234	2,709					21,235

Property and equipment, net	360	1,321	A	1,501			3,182
Intangible assets, net	907	-	A	2,265			3,172
Goodwill
Other assets	26	-					26
Total non-current assets	1,293	1,321					6,380
TOTAL ASSETS	$12,527	$4,030		$11,503		$445	$27,615

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Current portion of long-term debt	$3,000	$178					$3,178
Debt - related parties	742	-					742
Note payable	-	1,500					1,500
Cash overdraft	-	388					388
Accounts payable	1,244	615					1,859
Accounts payable - related parties	-	64					64
Accrued expenses	687	134					821
Accrued interest	58	6					64
Deferred revenue	61	-					61
Total current liabilities	5,792	2,885					8,677

NON-CURRENT LIABILITIES
Long-term debt, net of current portion	-	282					282
Total non-current liabilities	-	282					282

COMMITMENTS AND CONTINGENCIES	-	-					-

Total liabilities	5,792	3,167					8,959

STOCKHOLDERS' EQUITY (DEFICIT) (Numbers of shares rounded to thousands)

Common Stock	31	-			A	2	34
					B	1
Additional paid-in-capital	49,897	-			A	4,182	57,525
					B	3,446
Member's equity (deficit)	-	863	A	863			-
Subscription receivable	(4,290)	-			B	4,290	-
Accumulated deficit	(38,810)	-		-			(38,810)
Total stockholders' equity (deficit) before non-controlling interest	6,828	863					18,749

Non-controlling interest	(93)	-					(93)
Total stockholders' equity (deficit)	6,735	863					18,656

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$12,527	$4,030		$863		$11,921	$27,615

Adjustment Notes

A	Adjust Sable assets to fair value, record intangible assets and issuance of 2,000 shares to Sable member.
B	Proceeds received in April 2016 - additional shares in private offering.

ECOARK HOLDINGS, INC. AND SUBSIDIARIES

PROFORMA INCOME STATEMENTS

Three Months Ended March 31, 2016

(Dollars in thousands, except per share)

	ECOARK	SABLE	ADJUSTMENTS			CONSOLIDATED

REVENUES
Revenue from product sales	$1,207	$1,811				$3,018
Revenue from services	757	-				757
	1,964	1,811				3,775

COST OF REVENUES
Cost of product sales	$1,182	$1,859				3,041
Cost of services	277	-				277
	1,459	1,859				3,318

GROSS PROFIT (LOSS)	505	(48)				457

OPERATING EXPENSES:
Salaries and salary related costs, including stock based compensation	1,020	-				1,020
Professional fees and consulting	267	-				267
General and administrative	517	74				591
Depreciation and amortization	75	71				146
Research and development	752	-				752

Total operating expenses	2,631	145				2,776

Loss from operations	(2,126)	(193)				(2,319)

OTHER EXPENSE:
Interest expense, net of interest income	(95)	(27)				(122)

Loss from before provision for income taxes	(2,221)	(220)				(2,441)
					``
PROVISION FOR INCOME TAXES	-	-				-

NET LOSS	(2,221)	(220)				(2,441)

NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST	2	-				2

NET LOSS ATTRIBUTABLE TO CONTROLLING INTEREST	$(2,223)	$(220)				$(2,443)

NET LOSS PER SHARE
Basic	$(0.08)					$(0.08)
Diluted	$(0.08)					$(0.08)

SHARES USED IN CALCULATION OF NET LOSS PER SHARE (Number of shares in thousands)
Basic	27,847		4,574	A		32,421
Diluted	27,847		4,574	A		32,421

Adjustment Notes

A	Adjust outstanding shares for 2,000 shares issued to Sable member and additional issuances subsequent to March 31, 2016.

ECOARK HOLDINGS, INC. AND SUBSIDIARIES

PROFORMA INCOME STATEMENTS

Year Ended December 31, 2015

(Dollars in thousands, except per share)

	ECOARK	SABLE	ADJUSTMENTS		CONSOLIDATED

REVENUES
Revenue from product sales	$5,167	$14,047			$19,214
Revenue from services	2,701	-			2,701
	7,868	14,047			21,915

COST OF REVENUES
Cost of product sales	$4,960	$14,635			19,595
Cost of services	1,178	-			1,178
	6,138	14,635			20,773

GROSS PROFIT (LOSS)	1,730	(588)			1,142

OPERATING EXPENSES:
Salaries and salary related costs, including stock based compensation	3,791	-			3,791
Professional fees and consulting	3,651	-			3,651
General and administrative	1,636	305			1,941
Depreciation and amortization	1,226	266			1,492
Research and development	1,114	-			1,114

Total operating expenses	11,418	571			11,989

Loss from operations	(9,688)	(1,159)			(10,847)

OTHER INCOME (EXPENSE):
Other income	-	74			74
Loss on abandonment of leasehold improvements	-	(43)			(43)
Interest expense, net of interest income	(785)	(77)			(862)
Other income (expense), net	(785)	(46)			(831)

Loss from before provision for income taxes	(10,473)	(1,205)			(11,678)

PROVISION FOR INCOME TAXES	-	-			-

NET LOSS	(10,473)	(1,205)			(11,678)

NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST	29	-			29

NET LOSS ATTRIBUTABLE TO CONTROLLING INTEREST	$(10,502)	$(1,205)			$(11,707)

NET LOSS PER SHARE
Basic	$(0.36)				$(0.37)
Diluted	$(0.36)				$(0.37)

SHARES USED IN CALCULATION OF NET LOSS PER SHARE (Number of shares in thousands)
Basic	29,344		2,287	A	31,631
Diluted	29,344		2,287	A	31,631

Adjustment Notes

A	Adjust outstanding shares for 2,000 shares issued to Sable member and additional issuances subsequent to March 31, 2016.

ECOARK HOLDINGS, INC.

NOTES TO UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2016 AND

FOR THE YEAR ENDED DECEMBER 31, 2015

NOTE A – ACCOUNTING TREATMENT APPLIED AS A RESULT OF THIS TRANSACTION

The acquisition of Sable is being accounted for as a business combination, whereby Ecoark is the acquierer.

NOTE B – ADJUSTMENT

(a)	To record the acquisition of Sable which includes the adjustment of certain amounts to their respective fair values.

NOTE C – PRO FORMA WEIGHTED AVERAGES SHARES OUTSTANDING (in thousands)

Pro forma shares outstanding assuming the transaction occurred as of March 31, 2016:

Ecoark Holdings, Inc. Weighted Average Shares Outstanding	27,847

Shares issued subsequent to March 31, 2016 and prior to Sable acquisition	2,574

Shares issued to acquire Sable	2,000

Pro forma shares outstanding	32,421